UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of Earliest Event Reported):
                     February 20, 2006 (February 16, 2006)

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                      1-12108                20-3037840
(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02      Year End 2005 Reserves, Projected 2006 Capital Program And Recent
               Operational Activity.

               On February 16, 2006, Crimson Exploration Inc. issued a press release announcing details of its year end 2005 reserves, an overview of its projected 2006 capital program and recent operational activity. The Company also announced that management will hold a conference call to discuss the information in the press release on Tuesday, February 21, 2006 at 9:30 a.m. CST. The press release is included in this report as Exhibit 99.1.

               The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits

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           Exhibit Number                    Description
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Exhibit 99.1                      Press Release dated February 16, 2006
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CRIMSON EXPLORATION INC.


Date:    February 20, 2006              /s/ Allan D. Keel
                                        -------------------------------------
                                        Allan D. Keel
                                        President and Chief Executive Officer

                                  Exhibit Index
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           Exhibit Number                    Description
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Exhibit 99.1                      Press Release dated February 16, 2006
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